Exhibit e(4)
                               ____________, 2003


Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

     RE:  DISTRIBUTION AGREEMENT DATED AS OF SEPTEMBER 5, 2000

Ladies and Gentlemen:

     We refer to that certain Distribution Agreement dated as of September 5, 2000 (the "Agreement"), among Salomon Smith Barney Inc. and the trusts named below. Please sign below to confirm your agreement that Exhibit A to the Agreement is hereby replaced in its entirety with the attached Exhibit A, and that the Agreement as so amended remains in full force and effect.

                                     CITIFUNDS TRUST I
                                     SMITH BARNEY TRUST II (f/k/a CitiFunds
                                       Trust II)
                                     CITIFUNDS TRUST III
                                     CITIFUNDS TAX FREE RESERVES
                                     CITIFUNDS FIXED INCOME TRUST
                                     CITIFUNDS MULTI-STATE TAX FREE
                                       TRUST
                                     SALOMON FUNDS TRUST (f/k/a CitiFunds Tax
                                       Free Income Trust)
                                     CITIFUNDS INTERNATIONAL TRUST CITIFUNDS
                                     PREMIUM TRUST CITIFUNDS INSTITUTIONAL
                                     TRUST VARIABLE ANNUITY PORTFOLIOS,

                                     each on behalf of its series listed on
                                     Exhibit A attached hereto


                                By:    _____________________________

                                Title: _____________________________


Agreed:

SALOMON SMITH BARNEY INC.

By:    _____________________________

Title: _____________________________

                                                                      EXHIBIT A

TRUST AND FUND                           CLASSES OF SHARES                      EFFECTIVE DATE

---------------------------------------------------------------------------------------------------------------
SMITH BARNEY TRUST II
(FORMERLY CITIFUNDS TRUST II)
---------------------------------------------------------------------------------------------------------------
Smith Barney Diversified Large
Cap Growth Fund                          Class A*                               September 11, 2000
                                         Class B*                               September 11, 2000
                                         Class L*                               September 11, 2000
                                         Class Y                                September 11, 2000
---------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth
Opportunities Fund                       Class A*                               September 11, 2000
                                         Class B*                               September 11, 2000
                                         Class L*                               September 11, 2000
                                         Class Y                                September 11, 2000
---------------------------------------------------------------------------------------------------------------
Smith Barney International Large
Cap Fund                                 Class A*                               April 30, 2002
                                         Class B*                               April 30, 2002
                                         Class L*                               April 30, 2002
                                         Class Y                                April 30, 2002
---------------------------------------------------------------------------------------------------------------
Smith Barney Capital                     Class A*                               March 29, 2002
Preservation Fund                        Class B*                               March 29, 2002
                                         Class L*                               March 29, 2002
---------------------------------------------------------------------------------------------------------------
Smith Barney Capital                     Class A*                               September 17, 2002
Preservation Fund II                     Class B*                               September 17, 2002
                                         Class L*                               September 17, 2002
---------------------------------------------------------------------------------------------------------------
Smith Barney Short Duration
Municipal Income Fund                    Class A*                               __________ __, 2003
                                         Class B*                               __________ __, 2003
                                         Class L*                               __________ __, 2003
                                         Class Y                                __________ __, 2003
---------------------------------------------------------------------------------------------------------------
CITIFUNDS TRUST III
---------------------------------------------------------------------------------------------------------------
Citi Cash Reserves                       Class A shares*                        January 1, 2001
                                         Class N shares*                        January 1, 2001
---------------------------------------------------------------------------------------------------------------
Citi U.S. Treasury Reserves              Class N shares*                        January 1, 2001
---------------------------------------------------------------------------------------------------------------
Citi California Tax Free Reserves        Class N shares*                        December 7, 2001
---------------------------------------------------------------------------------------------------------------
Citi Connecticut Tax Free                Class N shares*                        December 7, 2001
Reserves                                 Smith Barney Connecticut
                                         Money Market Portfolio - Class
                                         A shares*                              December 7, 2001
                                         Smith Barney Connecticut
                                         Money Market Portfolio - Class
                                         Y shares                               December 7, 2001
---------------------------------------------------------------------------------------------------------------
Citi New York Tax Free                   Class N shares*                        December 7, 2001
Reserves
---------------------------------------------------------------------------------------------------------------
Citi Tax Free Reserves                   Class N shares*                        December 7, 2001
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
SALOMON FUNDS TRUST
(FORMERLY CITIFUNDS TAX FREE INCOME TRUST)
---------------------------------------------------------------------------------------------------------------
Salomon Brothers Mid Cap Fund            Class A*                               June 19, 2001
                                         Class B*
                                         Class O
                                         Class 2*
---------------------------------------------------------------------------------------------------------------
Salomon Brothers National Tax            Class A*                               September 5, 2000
Free Income Fund                         Class B*
                                         Class O
                                         Class 2*
---------------------------------------------------------------------------------------------------------------
Salomon Brothers California Tax          Class A*                               September 5, 2000
Free Income Fund                         Class B*
                                         Class O
                                         Class 2*
---------------------------------------------------------------------------------------------------------------
Salomon Brothers New York Tax            Class A*                               September 5, 2000
Free Income Fund                         Class B*
                                         Class O
                                         Class 2*
---------------------------------------------------------------------------------------------------------------
CITIFUNDS PREMIUM TRUST
---------------------------------------------------------------------------------------------------------------
Citi Premium Liquid Reserves*            N/A                                    January 1, 2001
---------------------------------------------------------------------------------------------------------------
Citi Premium U.S. Treasury               N/A                                    January 1, 2001
Reserves*
---------------------------------------------------------------------------------------------------------------
CITIFUNDS INSTITUTIONAL TRUST
---------------------------------------------------------------------------------------------------------------
Citi Institutional Liquid Reserves       Class A*                               January 1, 2001
                                         Class C*                               January 1, 2001
                                         Class D*                               January 1, 2001
                                         SVB Liquid Reserves shares*            January 1, 2001
---------------------------------------------------------------------------------------------------------------
                                         SVB Institutional Liquid               April 27, 2001
                                         Reserves shares*
---------------------------------------------------------------------------------------------------------------
Citi Institutional U.S. Treasury         N/A*                                   January 1, 2001
Reserves
---------------------------------------------------------------------------------------------------------------
Citi Institutional Tax Free              N/A*                                   January 1, 2001
Reserves
---------------------------------------------------------------------------------------------------------------
Citi Institutional Cash Reserves         Class I*                               January 1, 2001
                                         Class L*                               January 1, 2001
                                         Class O*                               January 1, 2001
                                         Class S*                               January 1, 2001
---------------------------------------------------------------------------------------------------------------
                                         SVB Late Day Liquid Reserves           April 27, 2001
                                         shares*
---------------------------------------------------------------------------------------------------------------
Citi Institutional Enhanced              Class I*                               August 17, 2002
Income Fund                              Class O*                               August 17, 2002
                                         Class Y*                               August 17, 2002
---------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth                                                   September 5, 2000
Opportunities Portfolio
---------------------------------------------------------------------------------------------------------------

*Denotes Distribution and/or Service Plan under Rule 12b-1 under the Investment Company Act of
1940, as amended.